Prospectus Supplement	240180 12/06
dated December 31, 2006 to:

PUTNAM UTILITIES GROWTH AND INCOME FUND
Prospectus dated February 28, 2006

The section “Who manages the fund?” is supplemented to reflect that the members of the Global Equity Research and Core Fixed Income Teams primarily responsible for the day-to-day management of the fund’s portfolio are now Michael Yogg (Portfolio Leader), Kevin Murphy (Portfolio Member) and Stephen Burgess (Portfolio Member).

Positions held by Messrs. Yogg and Murphy over the past five years and their fund holdings are set forth in the prospectus.

Mr. Burgess joined the fund in 2006. From October 2006 to present, he has been employed by Putnam Management, currently as an Analyst. From 1998 to October 2006, he was employed by Gartmore Investment Management, as an Analyst. He owned no fund shares as of November 30, 2006.